Class A Shares - CUSIP Number 25239T106, NASDAQ Symbol N/A
Class C Shares - CUSIP Number 25239T205, NASDAQ Symbol N/A


Prospectus
                                                                   June 21, 2007
                                                    Supplemented on July 3, 2007
________________________________________________________________________________

                             DGHM ALL-CAP VALUE FUND

                                 A series of the
                              DGHM Investment Trust

                                 CLASS A SHARES
                                 CLASS C SHARES
 _______________________________________________________________________________



This prospectus includes information about the DGHM All-Cap Value Fund ("Fund"), a series of the DGHM Investment Trust ("Trust"), that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference. If you have any questions or for Shareholder Services, please call 1-800-773-3863.


                               Investment Advisor
                               ------------------

                   Dalton, Greiner, Hartman, Maher & Co., LLC
                          565 Fifth Avenue, Suite 2101
                            New York, New York 10017




--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
     INVESTMENT OBJECTIVE......................................................2
     PRINCIPAL INVESTMENT STRATEGY.............................................2
     PRINCIPAL RISKS OF INVESTING IN THE FUND..................................3
     PERFORMANCE INFORMATION...................................................5
     FEES AND EXPENSES OF THE FUND.............................................5

ADDITIONAL INVESTMENT INFORMATION..............................................6
     OTHER INVESTMENTS AND TEMPORARY DEFENSIVE POSITIONS.......................6
     ADDITIONAL INFORMATION ABOUT THE
     FUND'S INVESTMENT OBJECTIVE AND STRATEGY..................................7
     DISCLOSURE OF PORTFOLIO HOLDINGS..........................................7

MANAGEMENT OF THE FUND.........................................................8
     INVESTMENT ADVISOR........................................................8
     PORTFOLIO MANAGEMENT......................................................8
     BOARD OF TRUSTEES.........................................................9
     ADMINISTRATOR............................................................10
     TRANSFER AGENT...........................................................10
     DISTRIBUTOR..............................................................11

INVESTING IN THE FUND.........................................................12
     PURCHASE OPTIONS.........................................................12
     PURCHASE AND REDEMPTION PRICE............................................16
     PURCHASING SHARES........................................................17
     REDEEMING  SHARES........................................................19
     PURCHASING OR REDEEMING SHARES
     THROUGH A FINANCIAL INTERMEDIARY.........................................22
     FREQUENT PURCHASES AND REDEMPTIONS.......................................23

OTHER IMPORTANT INVESTMENT INFORMATION........................................24
     DIVIDENDS, DISTRIBUTIONS, AND TAXES......................................24
     FINANCIAL HIGHLIGHTS.....................................................25
     ADDITIONAL INFORMATION...................................................25

THE FUND
--------

         INVESTMENT OBJECTIVE
         --------------------

The Fund's investment objective is long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

         PRINCIPAL INVESTMENT STRATEGY
         -----------------------------

To achieve its investment objective, the Fund invests primarily in a diversified portfolio of publicly traded equity securities of domestic companies that Dalton, Greiner, Hartman, Maher & Co., LLC, the Fund's investment advisor
("Advisor"), believes are undervalued. The companies may be of any market capitalization and may be unseasoned or established companies. As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 80% of the value of its net assets are invested in publicly traded equity securities, including common stocks, preferred stocks, convertible securities, and similar instruments of various issuers. This investment policy may be changed without shareholder approval upon 60-days' prior notice to Fund shareholders.

In identifying securities to be held by the Fund, the Advisor uses the following methods:

>> The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount to the Advisor's assessment of their potential value. The Advisor focuses on the cash flows, projected future earnings, and financial condition of individual companies in identifying which securities the Fund may purchase. The Advisor may weigh other factors against a company's valuation in deciding which companies may appear attractive for investment. These factors may include the following:

          o    quality of the business franchise,
          o    competitive advantage,
          o    economic or market conditions,
          o    deployment of capital, and
          o    reputation,   experience,   and   competence   of  the  company's
               management.

>> The Advisor believes that equity securities purchased at prices below their potential value not only protect capital, but offer significant price appreciation once the market recognizes a particular security's potential value.

>> Generally, securities are sold when the characteristics and factors used to select the security change or the security has appreciated to the point where it is no longer attractive for the Fund to hold the security in its portfolio of investments.

>> In pursuit of its investment objective, the Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc.

The Fund may also purchase exchange-traded funds (ETFs) in accordance with applicable requirements of the Investment Company Act of 1940, as amended ("1940 Act"). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, if the Fund were to become a shareholder in an ETF, the Fund would be required to pay its proportionate share of the expenses of the ETF.

         PRINCIPAL RISKS OF INVESTING IN THE FUND
         ----------------------------------------

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. Generally, the Fund will be subject to the following additional risks:

Market Risk: Market risk refers to the risk that the value of securities in the Fund's portfolio may decline due to daily fluctuations in the securities markets generally. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, general equity market conditions, and other factors and conditions beyond the Advisor's control. In a declining stock market, stock prices for all companies (including those in the Fund's portfolio) may decline, regardless of their long-term prospects. Increases or decreases in value of stocks are generally greater than for bonds and other investments.

     o Small-Cap and Mid-Cap Securities. Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, these companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies' shares could dramatically decline in value. Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

     o Large-Cap Securities. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Management Style Risk: Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund invests in value stocks (stocks that the Advisor believes are undervalued), the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest more heavily will vary.

Issuer Risk: The value of any of the Fund's portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

ETF Risks: An investment in an ETF generally presents the same primary risks as an investment in a conventional registered fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund's expenses. ETFs are also subject to the following risks that often do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to the ETF's net asset value; as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund's net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or "circuit breakers" (which are tied to large decreases in stock prices) used by the exchange may temporarily halt trading in the ETF's stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of ETF shares that the Fund may acquire.

         PERFORMANCE INFORMATION
         -----------------------

Because the Fund has not been in operation for an entire calendar year, there is no calendar year performance information for the Fund to be presented here. However, you may request a copy of the Fund's most recent Annual and Semi-annual Reports, when available, at no charge by calling the Fund at 1-800-773-3863.

         FEES AND EXPENSES OF THE FUND
         -----------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

                                                                   Class A     Class C
                                                                   Shares       Shares
                                                                   ------       ------

Maximum Sales Charge (Load) Imposed On Purchases
     (as a percentage of offering price)..........................  5.00%^1      None
Maximum Deferred Sales Charge (Load) (as a percentage
     of amount purchased or redeemed, whichever is lower).........  None^2       1.00%^3
Redemption Fee....................................................  None         None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

Management Fees...................................................  0.75%        0.75%
Distribution and/or Service (12b-1) Fees..........................  0.25%        1.00%
Other Expenses^4 .................................................  1.34%        1.34%
                                                                    ----         ----
     Total Annual Fund Operating Expenses^4 ......................  2.34%        3.09%
     Fee Waivers and/or Expense Reimbursements^4 ................. (0.59%)      (0.59%)
                                                                    ----         ----
     Net Expenses^4 ..............................................  1.75%        2.50%
                                                                    ====         ====

^1 The initial sales charge on Class A Shares is reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more.
^2 A contingent deferred sales charge of 0.50% is imposed on Class A Shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.
^3 A contingent deferred sales charge of 1.00% is imposed on Class C Shares redeemed within one year of purchase. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. Class

     C Shares automatically convert to Class A Shares after the seventh year.
^4 Since the Fund is newly organized, these expenses are based on estimated expenses for the current fiscal year at an average Fund net asset level of $20 million and include expenses related to any "Acquired Fund"(any investment company in which the Fund invests). Acquired Fund expenses are estimated to be less than 0.01% of the Fund's average daily net assets for the current fiscal year. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund fees and expenses, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Fund through the fiscal year ending February 28, 2009. As a result, the Fund's "Total Annual Fund Operating Expenses" (excluding interest, taxes, brokerage fees and commissions, Acquired Fund fees and expenses, and extraordinary expenses) will be limited to 1.75% and 2.50% for the Class A Shares and Class C Shares, respectively, as indicated in the table. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Trust. See the "Management of the Fund - Expense Limitation Agreement" section for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other funds. The example assumes the following conditions:

         (1)  You invest $10,000 in the Fund for the periods shown;
         (2)  You reinvest all dividends and distributions;
         (3)  You redeem all of your shares at the end of those periods;
         (4)  You earn a 5% total return; and
         (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above. The contingent deferred sales charges as described above are not included in these calculations as they are applicable to shares held for less than one year. If those fees were included, your costs would be higher.

---------------------------------- --------------------- ------------------
         Period Invested                  1 Year              3 Years
---------------------------------- --------------------- ------------------
         Class A Shares                    $669               $1,140
---------------------------------- --------------------- ------------------
         Class C Shares                    $253                $899
---------------------------------- --------------------- ------------------

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

         OTHER INVESTMENTS AND TEMPORARY DEFENSIVE POSITIONS
         ---------------------------------------------------

While the Fund's primary focus is investment in equity securities, the Fund has flexibility to invest in other types of securities when the Advisor believes they offer more attractive opportunities or as a temporary defensive measure in response to adverse market, economic, political, or other conditions, or to meet liquidity, redemption, and short-term investing needs. The Fund may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, bank certificates of deposit, bankers' acceptances, commercial paper, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. To the extent that the Fund invests in money market funds or other investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market instruments or similar type investments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. The Fund may also invest selectively in illiquid securities as deemed appropriate by the Advisor.

         ADDITIONAL INFORMATION ABOUT THE
         --------------------------------
         FUND'S INVESTMENT OBJECTIVE AND STRATEGY
         ----------------------------------------

Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

         DISCLOSURE OF PORTFOLIO HOLDINGS
         --------------------------------

The Fund may, from time to time, make available portfolio holdings information at the following website, http://www.nottinghamco.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar month. To reach this information, click on "Fund Search" from the menu options offered near the top of the page. Then search for the Fund using key words such as "DGHM." On the following page, select the link for "DGHM All-Cap Value Fund." Under the section entitled "Portfolio Holdings," there will be a link to the list of the Fund's complete portfolio holdings entitled "Click To View." This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. Additional descriptions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND
----------------------

         INVESTMENT ADVISOR
         ------------------

The Fund's investment advisor is Dalton, Greiner, Hartman, Maher & Co., LLC, a Delaware limited liability company, whose address is 565 Fifth Avenue, Suite 2101, New York, New York 10017. The Advisor serves in this capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Fund.

The Advisor was organized in 1982 as Dillon Read Capital, the money management subsidiary of Dillon, Read & Co., Inc., formerly an investment bank. The Advisor is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in the Advisor is employee owned. As of May 2007, the Advisor had approximately $1.9 billion in assets under management.

         PORTFOLIO MANAGEMENT
         --------------------

The Advisor utilizes a management team approach with respect to the Fund and this management team is primarily responsible for the day-to-day management of the Fund. The management team is comprised of various professional investment personnel of the Advisor including four individuals that have the most significant responsibility for the day-to-day management of the Fund. These individuals are Timothy G. Dalton, Kenneth J. Greiner, Bruce H. Geller, and Jeffrey C. Baker. Mr. Dalton is the Advisor's Chairman and has served in this role since 1990. Mr. Dalton was the Advisor's Chief Investment Officer from 1990 to 2005. Mr. Greiner became the Vice Chairman in 2006 and served as the Advisor's Chief Executive Officer from 2001 to 2005. Mr. Greiner was also the Advisor's President from 1990 to 2005. Mr. Geller is the Advisor's Chief
Executive Officer and served as the Advisor's Co-President since 2005 and was the Advisor's Executive Vice President from 2000 to 2005. Mr. Baker has served as the Advisor's Executive Vice President since 2005 and became the Advisor's Chief Investment Officer in 2006. Mr. Baker was the Advisor's Senior Vice President from 2002 to 2005 and Vice President from 2000 to 2002. Mr. Baker also serves as a trustee of the Trust and as the Trust's President and Principal Executive Officer. Each of the aforementioned individuals serves as a sector analyst and is responsible for stock selection within their defined sectors and each carry the Certified Financial Analyst (CFA) designation and has served as a portfolio manager of the Fund since the Fund's inception in 2007.

The Fund's SAI provides additional information about the portfolio managers' compensation, other assets managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Historical Performance of Accounts Similar to the Fund. As of the date of this Prospectus, the Fund has not been operational for a full calendar year. Thus, the Fund does not have a full calendar year's worth of performance. The table does not show performance data for the Fund for that reason. The table below instead shows supplemental performance data for DGHM All-Cap Value Composite ("DGHM Composite"), which is intended to assist prospective investors in making informed investment decisions. The DGHM Composite is composed of accounts that are managed by the Advisor and that have investment objectives, strategies, and policies substantially similar to the Fund.

The DGHM Composite performance is not the Fund's performance, nor should it be considered a substitute for the Fund's performance. The DHGM Composite performance is not intended to predict or suggest the return that will be experienced by the Fund or the return one might achieve by investing in the Fund. The Fund's performance may be different than the performance of the DGHM Composite due to, among other things, differences in fees and expenses, investment limitations, diversification requirements, and tax restrictions. The overall expenses of the accounts comprising the DGHM Composite are generally lower than those of the Fund and, accordingly, expenses generally have less of an adverse effect on the performance of the DGHM Composite. Also, the accounts that comprise the DGHM Composite are not registered mutual funds and are not subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, could adversely affect the performance of the DGHM Composite.

------------------------------------------------------ --------------- -------------- --------------- ---------------
            Average Annual Total Returns                    Past           Past            Past            Past
           Periods Ended December 31, 2006                 1 Year         3 Years        5 Years         10 Years
------------------------------------------------------ --------------- -------------- --------------- ---------------
DGHM Composite                                             16.70%         15.15%          10.54%          14.49%
------------------------------------------------------ --------------- -------------- --------------- ---------------
Russell 3000^(R) Value Index*                              22.33%         15.19%          11.20%          11.11%
------------------------------------------------------ --------------- -------------- --------------- ---------------

* The Russell 3000^(R) Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.75%. A discussion regarding the basis for the Trustees' approval of any investment advisory agreement between the Trust and the Advisor will be available in the Fund's initial and subsequent annual and semi-annual shareholder reports, as applicable.

Expense Limitation Agreement. The Advisor and the Trust, on behalf of the Fund, have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Fund through the fiscal year ending February 28, 2009. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days' notice to the Trust as set forth in the Expense Limitation Agreement.

         BOARD OF TRUSTEES
         -----------------

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on July 27, 2006. The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund's business affairs.

         ADMINISTRATOR
         -------------

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide these services to the Fund.

         TRANSFER AGENT
         --------------

North Carolina Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend-disbursing agent of the Fund. As indicated later in this Prospectus under the caption "Investing in the Fund," the Transfer Agent handles your orders to purchase and redeem shares of the Fund and disburses dividends paid by the Fund.

         DISTRIBUTOR
         -----------

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or other approved entities.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as "12b-1 fees"). The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares and 1.00% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. The 0.25% fee for the Class A Shares is a service fee. The 1.00% fee for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation, the following: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN THE FUND
---------------------

         PURCHASE OPTIONS
         ----------------

The Fund offers two different classes of shares through this Prospectus. Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Fund. The following is a summary of each share class.

     Class A Shares

     o    A front-end sales charge, as described below.
     o    Distribution and service plan (Rule 12b-1) fees of 0.25%.
     o A 0.50% contingent deferred sales charge on shares redeemed within one year of a purchase of $1 million or more.
     o    $2,500 minimum investment ($2,500 for IRAs).
     o $500 minimum additional investments ($100 for those participating in an automatic investment plan).
     o    No maximum purchase per transaction.
     o    No conversion feature.

     Class C Shares

     o    No front-end sales charge.
     o A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
     o    Distribution and service plan (Rule 12b-1) fees of 1.00%.
     o    $2,500 minimum investment ($2,500 for IRAs).
     o $500 minimum additional investments ($100 for those participating in an automatic investment plan).
     o    No maximum purchase per transaction.
     o    Automatic conversion to Class A Shares seven years after purchase.

When you purchase shares of the Fund, you must choose a share class. If none is chosen, your investment will be made in the Class A Shares. Complete information regarding the Fund's sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Fund's website since the Fund's website contains limited information. Further information is available free of charge by calling the Fund at 1-800-773-3863.

CLASS A SHARES

Class A Shares are sold subject to a maximum sales charge of 5.00%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell Class A Shares of the Fund. The minimum initial investment is $2,500 ($2,500 for IRAs). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Sales Charges. The public offering price of Class A Shares of the Fund is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

----------------------------------- ------------------ ------------------- ------------------
                                                                                Dealer
                                                                             Discounts and
                                                           Sales Charge        Brokerage
                                      Sales Charge          As % of Net       Commissions
       Amount of Transaction         As % of Public          Amount          As % of Public
      At Public Offering Price       Offering Price         Invested         Offering Price
----------------------------------- ------------------ ------------------- ------------------
Less than $50,000                         5.00%               5.26%              4.75%
----------------------------------- ------------------ ------------------- ------------------
$50,000 but less than $100,000            4.50%               4.71%              4.25%
----------------------------------- ------------------ ------------------- ------------------
$100,000 but less than $250,000           3.25%               3.36%              3.00%
----------------------------------- ------------------ ------------------- ------------------
$250,000 but less than $500,000           2.50%               2.56%              2.25%
----------------------------------- ------------------ ------------------- ------------------
$500,000 but less than $1,000,000         1.75%               1.78%              1.50%
----------------------------------- ------------------ ------------------- ------------------
$1,000,000 or more*                        None                None              0.50%**
----------------------------------- ------------------ ------------------- ------------------

     * A contingent deferred sales charge of 0.50% is imposed on shares redeemed within one year of a purchase of $1 million or more. The charge is imposed and calculated in the same manner as the charge for Class C Shares.

     ** A finder's fee of 0.50% may be paid directly or indirectly by the Advisor out of its own assets to the dealer on investments in the Fund of $1 million or more.

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended by the Distributor. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges. Consistent with the policies of this Prospectus, certain investments may be combined for purposes of purchasing Class A Shares with a lower sales charge.

o Aggregating Accounts. Investors and members of the same family may aggregate investments in Class A Shares held in all accounts (e.g., non-retirement and retirement accounts) at the Fund and/or with certain financial intermediaries in order to obtain a reduced sales charge.

o Rights of Accumulation. The sales charge applicable to a purchase of Class A Shares by an investor is determined by adding the purchase price of the shares to be purchased to the aggregate value of Class A Shares of the Fund previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A Shares with an aggregate value of $50,000 and who currently owns Class A Shares of the Fund with an aggregate value of $250,000 would pay a sales charge of 2.50% of the offering price on the new investment.

o Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedures, including its terms, is contained in the SAI and on the Fund Shares Application.

o Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund eligible to be aggregated that are in all accounts held at the Fund by the investor; (ii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A Shares of the Fund may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

o Employee benefit plans having more than 25 eligible employees or a minimum of $250,000 in assets under management.

o Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans.

o Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees.

o Participants in "no transaction fee" programs of discount brokerages that maintain an omnibus account with the Fund.

o    Individuals   investing   distributions   from  tax-deferred   savings  and
     retirement plans.

o Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Advisor may also waive the  front-end  sales  charges  under  certain  other
conditions.   Please  contact  the  Advisor  or  the  Distributor  to  determine eligibility for waived front-end sales charges.

CLASS C SHARES

Class C Shares are sold at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell Class C Shares of the Fund. The minimum initial investment is $2,500 ($2,500 for IRAs). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Contingent Deferred Sales Charges. If you redeem your Class C Shares within the first year of purchase you may be subject to a contingent deferred sales charge. For example, if you purchased shares on January 31 of one year and redeemed as of January 30 the next year you may be subject to the contingent deferred sales charge; however, if you redeemed on January 31 of that next year you would not be subject to that charge. The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:

    --------------------------------------  --------------------------------
              Year of Redemption                  Contingent Deferred
               After Purchase                        Sales Charge
    -------------------------------------- ---------------------------------
                During First                            1.00%
    -------------------------------------- ---------------------------------
          After First and Following                      None
    -------------------------------------- ---------------------------------

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%. The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of the Fund. The Distributor, as paying agent for the Fund, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services. The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances. See "Redeeming Shares - Contingent Deferred Sales Charge Waivers" below.

If you hold Class C Shares for seven years, they will automatically convert to Class A Shares, which are also offered in this prospectus. Class A Shares are subject to distribution and service plan (Rule 12b-1) fees of 0.25%. Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

         PURCHASE AND REDEMPTION PRICE
         -----------------------------

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also be unable to receive the portfolio security's fair value if the Fund should sell the security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement.

         PURCHASING SHARES
         -----------------

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the next calculation of the Fund's net asset value after the authorized broker or broker authorized designee receives the orders. Investors may also be charged by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, the purchase will be canceled. The prospective investor will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or another identically registered account to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "DGHM All-Cap Value Fund", to:

             DGHM All-Cap Value Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Purchases In Kind. You may, if the Fund approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Advisor at 1-800-773-3863. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund's net asset value.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors receive periodic account statements (and, where applicable, purchase confirmations) that show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

         REDEEMING SHARES
         ----------------

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             DGHM All-Cap Value Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the Fund, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any  required   signature   guarantees   (see  under  the   "Signature
          Guarantees" heading); and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may cause the redemption to be delayed beyond the 7 days) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# 252-972-1908). The confirmation instructions must include the following:

     (1)  Name of Fund;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See the "Signature Guarantees" section below).

The Fund, at its discretion, may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account. You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided the Fund follows reasonable procedures to insure instructions are genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $2,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $2,000 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund's net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to ensure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers. The contingent deferred sales charge imposed on Class C Shares may be waived in the following circumstances:

o Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.

o    Tax-free returns of excess contributions to IRAs.

o Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

o    Redemptions of Class C Shares pursuant to a systematic withdrawal plan.

o    Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Fund. Such waiver requests must be made at the time of redemption.

Reinstatement Privilege. If you sell Class C Shares of the Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a contingent deferred sales charge. Reinstated Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. This privilege can only be used once per calendar year. If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; and (iii) suspend its offering of shares at any time.

         PURCHASING OR REDEEMING SHARES
         ------------------------------
         THROUGH A FINANCIAL INTERMEDIARY
         --------------------------------

You may purchase or redeem shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor). To purchase or redeem shares at the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

         FREQUENT PURCHASES AND REDEMPTIONS
         ----------------------------------

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's small-cap and mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as small-cap and mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Fund may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. The Fund does not accommodate Frequent Trading. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of the Fund's shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange shares of the Fund without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange shares of the Fund without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

OTHER IMPORTANT INVESTMENT INFORMATION
--------------------------------------

         DIVIDENDS, DISTRIBUTIONS AND TAXES
         ----------------------------------

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and net realized capital gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, are paid quarterly and capital gains distributions, if any, are made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2007) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

         FINANCIAL HIGHLIGHTS
         --------------------

Because the Fund is a new fund, there is no financial or performance information included in this prospectus for the Fund. The fiscal year end of the Fund is the last day of February each year. Once the information becomes available, you may request this information at no charge by calling the Fund at 1-800-773-3863.

         ADDITIONAL INFORMATION
         ----------------------

Please see the back cover of this prospectus on how to contact the Fund and how to receive additional information regarding the Fund.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                             DGHM ALL-CAP VALUE FUND
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this Prospectus. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Reports will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund as follows:


          By telephone:         1-800-773-3863

          By mail:              DGHM All-Cap Value Fund
                                c/o NC Shareholder Services
                                116 South Franklin Street
                                P.O. Box 4365
                                Rocky Mount, North Carolina  27803-0365

          By e-mail:            info@nottinghamco.com

          On the Internet:      http://www.nottinghamco.com


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                  Investment Company Act file number 811-21958